UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2007

Javelin Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-31114	88-0471759

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

125 CambridgePark Drive, Cambridge Massachusetts	02140

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (617) 349-4500

N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On November 1, 2007, Javelin Pharmaceuticals, Inc. (the “Company”) reported its financial results for the third quarter ended September 30, 2007. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
     The information contained herein and in the accompanying Exhibit 99.1 is being furnished pursuant to “Item 2.02 Results of Operations and Financial Condition.” The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Javelin Pharmaceuticals, Inc. dated November 1, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAVELIN PHARMACEUTICALS, INC.

By:	/s/ Daniel B. Carr, M.D.

Name:	Daniel B. Carr, M.D.
Title:	Chief Executive Officer
Dated: November 1, 2007

EXHBIT INDEX

Number	Document

99.1	Press Release of Javelin Pharmaceuticals, Inc. dated November 1, 2007